Exhibit 99.3

To All Associates:

Earlier today we announced that we entered into a definitive agreement under which Sycamore Partners will acquire The Jones Group for $15 per share in cash.  The transaction is currently expected to close in the second quarter of 2014 at which time we will become a privately held company.  The press release we issued today is attached.

This announcement marks an important milestone in The Jones Group’s history.  In addition to delivering immediate and compelling value to our shareholders, we believe that this sale is a positive move for all of our stakeholders, including our valued associates, customers and business partners.  Since our founding, nearly 45 years ago, The Jones Group has expanded into a global portfolio of brands with iconic status.

Sycamore Partners is a private equity firm based in New York specializing in consumer and retail investments with more than $1 billion in capital under management.  The founders of Sycamore Partners have a long history of partnering with management teams to improve the operating profitability and strategic value of their businesses.  They work with companies they believe have strong growth potential – like The Jones Group – and they provide the capital and outside expertise these companies need to succeed. Sycamore Partners has become very knowledgeable about our company and operations and recognize our portfolio of powerful brands and the many accomplishments of our associates.  As a private company, we expect to have the flexibility to grow our brands and reach our true potential more efficiently and more quickly.  We believe that Sycamore Partners will provide the resources to allow us to continue to prosper.  Furthermore, as Sycamore Partners works with our management team, we will continue in our efforts to improve the Company’s profitability.

Importantly, today’s announcement will have no impact on your day to day responsibilities – it remains business as usual at The Jones Group.  We will continue our efforts to deliver the same high-quality, exceptional products our customers have come to expect from us.  As with any transaction of this sort, there are steps that still need to be taken before the deal is finalized.

We understand that you will have many questions about what this announcement means for you and we remain dedicated to keeping you informed as best we can.  Attached is a list of frequently asked questions.  As always, please contact your Manager or Human Resources department with any other questions.

It is likely that this transaction will continue to generate interest from the media and other third parties, and it is important for The Jones Group to continue to speak with one voice.  Consistent with our communications policy, please immediately forward any inquiries you may receive to John McClain at 212-703-9189 or JMcClain@jny.com.

We are counting on your continued dedication and excellent work as we move forward into 2014.

Best regards,

/s/ Wesley R. Card
Wesley R. Card
Chief Executive Officer

Cautionary Statement Regarding Forward-Looking Statements
Statements about the expected timing, completion and effects of the proposed merger, and all other statements made in this communication that are not historical facts are forward-looking statements and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  In some cases, these forward-looking statements may be identified by the use of words such as “may”, “will”, “expect”, “plan”, “anticipate”, “believe”, or “project”, or the negative of those words or other comparable words.  Any forward-looking statements included in this communication are made as of the date hereof only, based on information available to the Company as of the date hereof, and subject to applicable law to the contrary, the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.  Such forward-looking statements are subject to a number of risks, assumptions and uncertainties that could cause the Company’s actual results to differ materially from those suggested by the projected results in such forward-looking statements.  Such risks and uncertainties include, among others:  any conditions imposed on the parties in connection with the consummation of the transactions described herein; approval of the merger by the Company’s shareholders (or the failure to obtain such approval); the ability to obtain regulatory approvals of the merger and the other transactions contemplated by the merger agreement on the proposed terms and schedule; the Company’s ability to maintain relationships with customers, employees or suppliers following the announcement of the merger agreement and the transactions contemplated thereby; the ability of third parties to fulfill their obligations relating to the proposed transactions, including providing financing under current financial market conditions; the ability of the parties to satisfy the conditions to closing of the proposed transactions; the risk that the merger and the other transactions contemplated by the merger agreement may not be completed in the time frame expected by the parties or at all; and the risks that are described from time to time in the Company’s reports filed with the U.S. Securities and Exchange Commission (the “SEC”), including the Annual Report on Form 10-K for the fiscal year ended December 31, 2012, filed with the SEC on February 22, 2013, in other of the Company’s filings with the SEC from time to time, including Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and on general industry and economic conditions.

The Company believes these forward-looking statements are reasonable; however, you should not place undue reliance on forward-looking statements, which are based on current expectations.  Any or all of the Company’s forward-looking statements may turn out to be wrong.  They can be affected by inaccurate assumptions or by known or unknown risks, uncertainties and other factors, many of which are beyond the Company’s control.

Additional Information and Where to Find It
This communication may be deemed to be solicitation material in respect of the proposed acquisition of the Company.  In connection with the proposed merger, the Company intends to file relevant materials with the SEC, including the Company’s proxy statement in preliminary and definitive form.  BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S SHAREHOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.  The Company’s shareholders will be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov.  The Company’s shareholders will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to The Jones Group Inc. Investor Relations at 1411 Broadway, New York, NY 10018, telephone number (212) 703-9819, or from the Company’s website, www.jonesgroupinc.com.

Certain Information Concerning Participants
The Company and its directors and officers and other persons may be deemed to be participants in the solicitation of proxies from the Company’s shareholders with respect to the proposed merger.  Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s 2013 Annual Meeting of Shareholders, which was filed with the SEC on May 15, 2013.  Shareholders may obtain additional information regarding the interests of the Company and its directors and executive officers in the proposed merger, which may be different than those of the Company’s shareholders generally, by reading the proxy statement and other relevant documents regarding the proposed merger, when filed with the SEC.  Investors should read the proxy statement carefully when it becomes available before making any voting or investment decisions.